UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2009

Dot VN, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53367	20-3825987
(Commission File Number)	(IRS Employer Identification No.)

000-53367
(Commission File Number)

20-3825987
 (IRS Employer Identification No.)

9449 Balboa Avenue, Suite 114, San Diego, California  92123
 (Address of principal executive offices and Zip Code)

(858) 571-2007
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 21, 2009, Dot VN, Inc. (the “Company”) issued a press release announcing that it has hired Louisa T. Huynh as the Director of Communications and Business Development responsible for managing communications, including all internal and external Vietnamese communications, as well as managing public relations in Vietnam, assisting in the development of the Company’s communication strategies and developing marketing and sales campaigns that appeal to the Vietnamese market.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial statements and Exhibits

(d)  Exhibits

The following exhibits are filed as part of this report:

No.	Description

99.1	Press Release dated July 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT VN, INC.
(Registrant)

Date: July 21, 2009	By:	/s/ Thomas Johnson
		Name:	Thomas Johnson
		Title:	Chief Executive Officer

Exhibit Index

No.	Description

99.1	Press Release dated July 21, 2009.